UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025

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ACCESS Newswire Inc.
(Exact name of registrant as specified in its charter)

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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Glenwood Drive, Suite 1001, Raleigh, NC 27603

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ACCS	NYSE American

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On February 28, 2025, ACCESS Newswire Inc. (f/k/a Issuer Direct Corporation) (the “Company”) and Direct Transfer, LLC, a wholly owned subsidiary of the Company (“Direct Transfer” and, collectively with the Company, the “Sellers”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Equiniti Trust Company, LLC (the “Buyer”).

Pursuant to, and subject to the terms and conditions of, the Purchase Agreement, the Buyer purchased certain assets related to the Sellers’s compliance business (the “Purchased Assets”). The Purchased Assets consist of certain accounts receivable, prepaid assets, contracts and intellectual property, among other things, related to the Company’s services of providing the following: (i) disclosure software and services for financial reporting; (ii) stock transfer services; (iii) annual meeting, print and shareholder distribution and fulfillment services; and (iv) virtual annual meeting services (but not the intellectual property relating to the virtual annual meeting services). Revenue related to these services was previously included in the Company’s “compliance revenue” stream as reported with the Securities and Exchange Commission (the “SEC”) in previous filings, except revenue related to virtual annual meeting services, which was previously reported in “communications revenue” stream in previous SEC filings. Additionally, revenue related to providing SEDAR services and revenue related to our whistleblower hotline, which was previously reported as “compliance revenue” will be retained by the Company. The Buyer will only assume certain liabilities related to the Purchased Assets, which includes certain accounts payable, accrued liabilities and deferred revenue. The transaction also closed on February 28, 2025.

The purchase price for the Purchased Assets is $12,500,000 in cash, subject to adjustment as set forth in the Purchase Agreement, with $12,000,000 of the purchase price being paid to the Sellers at closing and $500,000 being retained by the Buyer as a holdback for a period of 12 months post-closing to satisfy potential indemnification claims by the Buyer under the Purchase Agreement if any.

As discussed in more detail below, the Company used the entire $12,000,000 in closing cash to reduce its indebtedness to Pinnacle Bank (“Pinnacle”).

The Company and the Buyer made customary representations and warranties, and agreed to certain customary covenants, in the Purchase Agreement. Subject to certain exceptions and limitations, each party has agreed to indemnify the other for breaches of representations, warranties and covenants and for certain other matters.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or any of its subsidiaries. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations, warranties and covenants may have been made for the purposes of allocating risk between the Sellers and the Buyer instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Third Modification to Credit Agreement and Partial Release

On February 28, 2025 and in connection with the Purchased Assets transaction described above, the Company and each of its wholly-owned subsidiaries entered into a Third Modification to Credit Agreement and Partial Release (the “Third Modification to Credit Agreement”) with Pinnacle with respect to that certain Credit Agreement dated as of March 20, 2023, as amended (the “Credit Agreement”), and more fully described in the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2023 and in the Company’s subsequent periodic filings with the SEC.

Pursuant to the terms of the Third Modification to Credit Agreement, the Company and Pinnacle agreed to the following: (i) to pay down the current principal balance of the Term Loan (as defined in the Credit Agreement) by $12,000,000 as of the closing of the Purchased Assets transaction such that the current principal balance was reduced from $15,333,333 to $3,333,333; (ii) beginning on March 1, 2025, to reduce the monthly principal payments due by the Company to Pinnacle under the Term Loan from $333,333 to $72,464; (iii) to amend the financial covenants set forth in the Credit Agreement, as amended; and (iv) to release the Liens (as defined in the Credit Agreement) relating to the Purchased Assets.

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The foregoing summary of the Third Modification to Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Modification to Credit Agreement which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 3, 2025, the Company issued a press release announcing the Purchased Assets transaction described in Items 1.01 and 2.01 above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements reflecting the Purchased Assets transaction described under Items 1.01 and 2.01 above are filed as Exhibit 99.2 hereto and are incorporated herein by reference:

•	The Company’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2024;
•	The Company’s unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2024 and for year ended December 31, 2023; and
•	Notes to the Company’s unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the disposition been completed as of the dates presented, and should not be taken as representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances.

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated February 28, 2025, by and among Equiniti Trust Company, LLC, ACCESS Newswire Inc. (f/k/a Issuer Direct Corporation) and Direct Transfer, LLC.**

10.2

Third Modification to Credit Agreement and Partial Release, dated February 28, 2025, by and among ACCESS Newswire Inc. (f/k/a Issuer Direct Corporation, each of its wholly-owned subsidiaries and Pinnacle Bank.

99.1

Press release issued by ACCESS Newswire Inc. (f/k/a Issuer Direct Corporation) on March 3, 2025 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on March 3, 2025).

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements and related notes.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

** Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACCESS Newswire Inc.

Date: March 6, 2025	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer

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